                                                                    EXHIBIT 99.2


                               ABS NEW TRANSACTION

                             FREE WRITING PROSPECTUS

                          $[312,231,000] (APPROXIMATE)
                                      OWNIT

                    MORTGAGE LOAN ASSET-BACKED CERTIFICATES,
                                  SERIES 2006-2

                      MERRILL LYNCH MORTGAGE LENDING, INC.
                                     SELLER

                     MERRILL LYNCH MORTGAGE INVESTORS, INC.
                                    DEPOSITOR

                          OWNIT MORTGAGE SOLUTIONS INC.
                                   ORIGINATOR

                            LITTON LOAN SERVICING LP
                                    SERVICER

                        WELLS FARGO BANK MINNESOTA, N.A.
                                     TRUSTEE

                               FEBRUARY [27], 2006

                              [MERRILL LYNCH LOGO]


                                IMPORTANT NOTICES

The depositor has filed a registration statement (including a prospectus) with the SEC (File no. 333-127233) for the offering to which this free writing prospectus relates. Before you invest, you should read the prospectus in that registration statement and other documents the issuer has filed with the SEC for more complete information about the issuer and this offering. You may get these documents for free by visiting EDGAR on the SEC Web site at www.sec.gov. Alternatively, the issuer, any underwriter or any dealer participating in the offering will arrange to send you the prospectus when it is available if you request it by calling the toll-free number at 1-800-248-3580.

This free writing prospectus is not required to contain all information that is required to be included in the base prospectus and the prospectus supplement.

The information in this free writing prospectus is preliminary and is subject to completion or change.

The information in this free writing prospectus, if conveyed prior to the time of your commitment to purchase, supersedes any inconsistent information contained in any prior similar free writing prospectus relating to these securities.

Numerous assumptions were used in preparing the Free Writing Prospectus which may or may not be stated therein. The Free Writing Prospectus should not be construed as either projections or predictions or as legal, tax, financial or accounting advice.

Any yields or weighted average lives shown in the Free Writing Prospectus are based on prepayment assumptions and actual prepayment experience may dramatically affect such yields or weighted average lives. In addition, it is possible that prepayments on the underlying assets will occur at rates slower or faster than the rates assumed in the Free Writing Prospectus. Furthermore, unless otherwise provided, the Free Writing Prospectus assumes no losses on the underlying assets and no interest shortfall. The specific characteristics of the securities may differ from those shown in the Free Writing Prospectus due to differences between the actual underlying assets and the hypothetical assets used in preparing the Free Writing Prospectus.

This communication shall not constitute an offer to sell or t he solicitation of any offer to buy nor shall there be any sale of the securities discussed in this Free Writing Prospectus in any state in which such offer, solicitation or sale would be unlawful prior to registration or qualification under the securities laws of any such state.

Please be advised that asset-backed securities may not be appropriate for all investors. Potential investors must be willing to assume, among other things, market price volatility, prepayments, yield curve and interest rate risk. Investors should fully consider the risk of an investment in these securities.

                                                              DEAL NAME                                    DATA
                                                              ---------                                    ----
COLLATERAL CHARACTERISTICS                       Pool Balance                                   $         585,992,346
                                                 # OF LOANS                                     #               3,100
                                                 AVG PRIN BALANCE                               $             189,030
                                                 GWAC                                           %               7.42%
                                                 WA NET RATE                                    %               6.92%
                                                 WAM                                            #                 360
                                                 SEASONING                                      #                   2
                                                 SECOND LIENS                                   %               0.00%
                                                 SILENT SECONDS                                 %              66.00%
                                                 WA DTI                                         %              47.35%
                                                 WA LTV (FIRST+SECOND LIENS)                    %              79.42%
                                                 WA SS CLTV (FIRST+SECOND+SILENT SECONDS)       %              93.39%
                                                 WA FICO                                        #                 637
                                                 IO                                             %              32.00%
                                                 IO LOAN + DTI > 45                             %              23.69%
                                                 PREPAY PENALTIES                               %              86.52%
                                                 TOP ORIGINATOR                               NAME
                                                 MASTER SERVICER                              NAME
                                                 TRUSTEE                                      NAME
                                                 CREDIT RISK MANAGER                          NAME
ARM CHARACTERISTICS                              WAC (ARMS ONLY)                                %               7.36%
                                                 WAM (ARMS ONLY)                                #                 360
                                                 WA MARGIN                                      %               6.39%
                                                 WA INITIAL CAP                                 %               3.00%
                                                 WA PERIODIC CAP                                %               1.00%
                                                 WA CAP                                         %               6.00%
                                                 WA MONTHS TO ROLL                              #                  30
LOAN TYPE                                        FIXED                                          %              22.12%
                                                                            10YR                %               0.00%
                                                                            15YR                %               0.18%
                                                                            20YR                %               0.04%
                                                                            30YR                %              21.91%
                                                 BALLOONS                                       %              40.35%
                                                 2/28 ARMS                                      %              36.54%
                                                 3/27 ARMS                                      %              38.21%
                                                 5/25 ARMS                                      %               2.73%
                                                 OTHER HYBRID ARMS                              %               0.40%
INDEX                                            1-MONTH LIBOR                                  %               0.00%
                                                 6-MONTH LIBOR                                  %              77.88%
                                                 OTHER INDEX                                    %              22.12%
LOAN PURPOSE                                     PURCHASE                                       %              62.31%
                                                 CASH-OUT REFI                                  %              33.95%
                                                 RATE-TERM REFI                                 %               3.74%
                                                 DEBT CONSOLIDATION                             %               0.00%
OCCUPANCY STATUS                                 OWNER                                          %              96.84%
                                                 SECOND HOME                                    %               0.17%
                                                 INVESTOR                                       %               2.99%
PROPERTY TYPE                                    SINGLE FAMILY                                  %              75.62%
                                                 2-4 FAMILY                                     %               1.34%
                                                 PUD                                            %              16.81%
                                                 MH                                             %               0.00%
                                                 CONDO                                          %               6.24%
DOC TYPE                                         FULL DOC                                       %              82.95%
                                                 STATED DOC                                     %              14.77%
                                                 LIMITED DOC                                    %               2.28%
                                                 NO DOC                                         %               0.00%
MI DATA                                          MI FLAG                                       Y/N                  N
                                                 % OF POOL COVERED                              %               0.00%
                                                 EFFECTIVE LTV                                  %
FICO DISTRIBUTION                                FICO <460                                      %

                                                 FICO 460-479                                   %
                                                 FICO 480-499                                   %
                                                 FICO 500-519                                   %
                                                 FICO 520-539                                   %               0.16%
                                                 FICO 540-559                                   %               1.76%
                                                 FICO 560-579                                   %               3.98%
                                                 FICO 580-599                                   %              12.06%
                                                 FICO 600-619                                   %              26.21%
                                                 FICO 620-639                                   %              14.35%
                                                 FICO 640-659                                   %              14.90%
                                                 FICO 660-679                                   %               8.31%
                                                 FICO 680-699                                   %               7.50%
                                                 FICO 700-719                                   %               4.47%
                                                 FICO 720-739                                   %               2.43%
                                                 FICO 740-759                                   %               1.90%
                                                 FICO >760                                      %               1.99%
DTI DISTRIBUTION                                 DTI <10.00                                     %               0.32%
                                                 DTI 10.00-19.99                                %               1.77%
                                                 DTI 20.00-29.99                                %               6.19%
                                                 DTI 30.00-39.99                                %              15.78%
                                                 DTI 40.00-49.99                                %              38.50%
                                                 DTI 50.00-59.99                                %              37.41%
                                                 DTI 60.00-69.99                                %               0.04%
                                                 DTI > 70                                       %
SS CLTV DISTRIBUTION                             SS CLTV <20                                    %               0.08%
LTV INCLUDING SECONDS AND                        SS CLTV 20.01-30                               %               0.06%
ANY SILENT SECONDS                               SS CLTV 30.01-40                               %               0.25%
                                                 SS CLTV 40.01-50                               %               0.44%
                                                 SS CLTV 50.01-60                               %               1.57%
                                                 SS CLTV 60.01-70                               %               4.21%
                                                 SS CLTV 70.01-80                               %               9.31%
                                                 SS CLTV 80.01-90                               %              12.92%
                                                 SS CLTV 90.01-100                              %              71.18%
                                                 SS CLTV >100                                   %


                                                                                                                       %
          WA                                INVT     1ST      % WITH            FULL                                  WITH
SSCLTV   FICO     WAC    % BAL.  PURCH %    PROP %   LIEN %   S.2NDS    CA%     DOC %      IO%      DTI %   DTI%>45    MI    % FIXED
------------------------------------------------------------------------------------------------------------------------------------
< 80%
80-85%    623    7.576    6.60    22.09     10.44     100      4.33    43.27     87.32    31.17     42.65     53.80     0      35.30
85-90%    617    7.735    5.69    28.70      8.04     100     18.93    36.26     94.78    25.45     43.92     55.52     0      27.81
90-95%    634    7.709    9.64    40.27     11.15     100     31.38    43.82     87.54    31.71     45.21     63.39     0      21.65
95-100%   643    7.375   78.07    79.18      0.02     100     89.84    38.04     80.55    34.65     46.17     67.04     0      16.95



                                                                            AGG            % OF
                                                            # OF         PRINCIPAL       PRINCIPAL                     WA       WA
                                                           LOANS          BALANCE         BALANCE        GWAC         CLTV     FICO
------------------------------------------------------------------------------------------------------------------------------------
Loan Balance Distribution         $0-25,000
                                  $25,001-50,000                27        1,285,239           0.22       8.555        84.52     636
                                  $50,001-75,000               274       17,685,959           3.02       8.317        93.29     623
                                  $75,001-100,000              403       35,827,746           6.11       7.963        95.89     622
                                  $100,001-150,000             829      103,362,409          17.64       7.683        94.56     625
                                  $150,001-200,000             563       98,052,299          16.73       7.456        92.12     632
                                  $200,001-250,000             312       69,734,337           11.9       7.322        92.23     635
                                  $250,001-300,000             199       54,710,543           9.34       7.364        92.18     635
                                  $300,001-350,000             147       47,494,710           8.11       7.178        93.00     647
                                  $350,001-400,000             102       38,078,563            6.5       7.304        93.48     640
                                  $400,001-450,000              79       33,587,362           5.73       7.113        93.62     650
                                  $450,001-500,000              76       36,181,470           6.17       7.135        95.58     651
                                  $500,001-550,000              44       22,773,715           3.89       7.061        94.40     663
                                  $550,001-600,000              29       16,640,425           2.84       6.863        94.44     644
                                  $600,001-650,000              11        6,930,454           1.18       7.080        87.95     687
                                  $650,001-700,000               3        2,039,703           0.35       7.084        96.60     630
                                  $700,001-750,000               1          707,583           0.12       6.375        74.00     790
                                  $750,001-800,000
                                  $800,001-850,000

                                 $850,001-900,000                1          899,829           0.15       7.990       100.00     708
                                 $900,001-950,000
                                 $950,001-1,000,000
                                 > $1,000,001




                                                             % OF                                         %             %
                                                             TOTAL   # OF                 AVG    WA SS   WITH   WA    OWNER     %
                MSA GEO                                       BAL   LOANS    LOAN BAL   LOAN BAL  CLTV    2ND  FICO    OCC    FIXED
------------------------------------------------------------------------------------------------------------------------------------
CALIFORNIA                                                   39.88    718  233,704,676   325,494  92.04     0   649    96.36  13.84
PACIFIC (AK, HI, OR, WA)                                     13.58    417   79,574,807   190,827     92     0   634    96.91  27.26
MOUNTAIN (AZ, CO, ID,  MT, NM, NV, UT, WY)                   13.78    465   80,748,239   173,652  93.57     0   633    98.14  19.31
W. NORTH CENTRAL (IA, KS, MN, MO, ND, SD, NE)                 3.81    194   22,339,002   115,149  96.74     0   628    98.19  16.37
W. SOUTH CENTRAL (AR, LA, OK, TX)                             0.77     41    4,505,203   109,883  93.92     0   635    95.19  50.92
E. NORTH CENTRAL (IL, IN, MI, OH, WI)                         11.4    559   66,798,196   119,496  95.28     0   624    96.91  49.84
E. SOUTH CENTRAL (AL, KY, MS, TN)                             3.33    181   19,506,581   107,771  97.81     0   617    99.28  36.99
NEW ENGLAND (CT, MA, ME, NH, RI, VT)                          0.05      2      297,592   148,796  94.63     0   638      100  52.29
MIDDLE ATLANTIC (NJ, NY, PA)                                  1.06     37    6,208,212   167,790  88.13     0   625    93.59     18
SOUTH ATLANTIC (DC, DE, FL, GA, MD, NC, SC, VA, WV)          12.34    486   72,309,839   148,786  95.51     0   627    96.13  16.99





 RUST    % OF                                       %            %
 BELT   TOTAL  # OF                 AVG     WA SS  WITH   WA   OWNER
STATES   BAL   LOANS   LOAN BAL   LOAN BAL  CLTV    2ND  FICO   OCC   % FIXED
-----------------------------------------------------------------------------
  IN     4.42     20   2,613,519   130,676  96.13     0   613   98.1    40.42
  MI    25.57    116  15,116,032   130,311  95.72     0   628  98.85    54.86
  OH    70.01    364  41,387,822   113,703   94.7     0   622  95.68    57.24



                                                      INVT  1ST
ORIGINATOR/          WA SS                %    PURCH  PROP  LIEN  % WITH         FULL
 SOURCE      WA LTV  CLTV   FICO   WAC   BAL.    %     %      %   S.2NDS   CA%   DOC %  IO%  DTI%   DTI% > 45  % WITH MI
------------------------------------------------------------------------------------------------------------------------------------
Ownit         79.42  93.39   637  7.421   100  62.31  2.99   100      66  39.88  82.95  32   45.32      63.27         0





                                                                                                                                 %
                            WA SS                                   INVT     1ST    % WITH         FULL                  DTI%   WITH
DOCUMENTATION        WALTV   CLTV   WAFICO   WAC   % BAL.  PURCH %  PROP %  LIEN %  S.2NDS   CA%   DOC %   IO%   DTI %   > 45    MI
------------------------------------------------------------------------------------------------------------------------------------
Full Doc            79.93  92.99     626   7.371   67.49    59.19    2.58     100   62.16    33.2    100   31.72   45.95   63.9   0
Full Doc -
Bank Statements     79.87  93.06     632   7.338   15.45    58.58    5.12     100   62.08   43.72    100    36.3   42.58  55.63   0
No Income
Verification         76.9  95.18     690   7.775   14.77    79.37    2.95     100   84.71   64.04      0   28.19   45.47  67.05   0
Limited Income
Verification         77.6  95.76     661   7.146    2.28    69.16    0.74     100   85.05    55.1      0   35.93   44.39  72.07   0



AGGREGATE LOANS (FIRST LIEN ONLY) :  IN SPECIFIC BUCKET


                                                                                                           % SECOND
                 % OF                               %         %                                                LIEN
                TOTAL      AVG SS      MAX       FULL      OWNER                                      (SIMULTANEOUS
FICO             DEAL        CLTV      LTV        DOC        OCC       % IO        WAC      MARGIN       OR SILENT)       % FIXED
------------------------------------------------------------------------------------------------------------------------------------
<520
520-539          0.16       60.22       65      66.59        100      25.95      8.425        5.92                0         25.95
540-559          1.76       75.03       90        100      98.79       9.24      8.233        2.22                0         70.58
560-579          3.98        77.6      100      97.09      97.67      14.77      8.161        4.64             3.08         37.09
580-599         12.06       93.39      100      98.43       98.9      23.68      8.018        5.14            66.57         26.58
600-619         26.21        94.3      100      98.11      98.53      39.61      7.258        4.97            67.34         19.39
620-639         14.35       94.26      100      93.43      97.45      32.12      7.396         4.8            64.07         23.84
640-659         14.89        94.3      100       77.8      95.12      32.06      7.297        5.13            68.98         18.41
660-679          8.31       95.61      100      67.14      95.81      31.57      7.335        5.24            77.99         18.34
680-699          7.50        94.8      100      52.23      93.74      31.42      7.203        5.29            76.92         15.83
700-719          4.47        94.6      100      59.55      94.14      30.63      7.098        4.74            76.31          24.5
720-739          2.43       97.96      100      35.98      98.66      40.51      7.148        5.49            87.22         10.98
740-759          1.90       94.53      100       43.6       85.4      27.11      7.305        5.58            72.18         12.58
760-779          1.13       97.32       90      24.66      96.12      49.56      7.098         5.3            86.99         14.59
780-800          0.59       93.86      100      46.76        100       13.5      7.255        3.85            77.82         42.49
800+             0.27       85.24      100      83.29        100      37.98      6.815        2.03             54.8         69.3

TOTALS (OF DEAL)



AGGREGATE LOANS (SECOND LIEN ONLY)



FICO            % OF TOTAL DEAL       AVG SS CLTV       MAX LTV       % FULL DOC       % OWNER OCC       % IO       WAC       MARGIN
------------------------------------------------------------------------------------------------------------------------------------
<520
520-539
540-559
560-579
580-599
600-619
620-639
640-659
660-679
680-699
700-719
720-739
740-759
760-779
780-800
800+




IF SECONDS IN DEAL:

Second Lien Loans

FRM %

ARM %




CREDIT ENHANCEMENT:

                        Subordination %

                        Initial OC %

                        Target OC % before stepdown

                        Target OC % after stepdown

                        Initial Excess Interest

                        Other CE %

Derivatives:
                        Delinquency Trigger

Triggers:
                        Cum Loss Trigger

PERCENTAGE BY RANGE                         LOANS WITHOUT MI
                                                 FICOS

                    <450    451-500  501-550  551-600   601-650   651-700   701-750   >750
                   ------   ------   ------    ------    ------    ------   ------   ------
            <20    0.0000%  0.0000%  0.0086%   0.0000%   0.0668%   0.0000%  0.0000%  0.0000%
           20-30   0.0000%  0.0000%  0.0000%   0.0000%   0.0290%   0.0000%  0.0068%  0.0256%
           30-40   0.0000%  0.0000%  0.0000%   0.0977%   0.0901%   0.0603%  0.0000%  0.0000%
           40-50   0.0000%  0.0000%  0.0200%   0.2321%   0.1468%   0.0000%  0.0418%  0.0000%
   LTVS    50-60   0.0000%  0.0000%  0.1206%   0.7226%   0.4528%   0.2063%  0.0425%  0.0452%
           60-70   0.0000%  0.0000%  0.2889%   1.6467%   1.5975%   0.6113%  0.3522%  0.0489%
           70-80   0.0000%  0.0000%  0.2833%  11.7240%  34.7499%  18.7117%  6.7361%  2.2277%
           80-90   0.0000%  0.0000%  0.3956%   3.0376%   4.8992%   1.5328%  0.3138%  0.2049%
          90-100   0.0000%  0.0000%  0.0000%   1.1612%   5.3156%   1.2120%  0.4145%  0.1189%
           >100

                                  LOANS WITH MI
                                      FICOS

                    <450    451-500  501-550  551-600   601-650   651-700   701-750   >750
                   ------   ------   ------    ------    ------    ------   ------   ------
            <20
           20-30
           30-40
           40-50
   LTVS    50-60
           60-70
           70-80
           80-90
          90-100
           >100

LOAN COUNT                                  LOANS WITHOUT MI
                                                 FICOS

                    <450    451-500  501-550  551-600   601-650   651-700   701-750   >750
                   ------   ------   ------    ------    ------    ------   ------   ------
            <20         0        0        1         0         3         0        0        0
           20-30        0        0        0         0         1         0        1        1
           30-40        0        0        0         4         4         3        0        0
           40-50        0        0        1         9         8         0        1        0
   LTVS    50-60        0        0        3        23        14         6        1        1
           60-70        0        0        9        53        42        20        9        2
           70-80        0        0       11       419      1087       483      156       46
           80-90        0        0       14       102       148        47        8        5
          90-100        0        0        0        62       228        47       13        4
           >100
             #

                                            LOANS WITH MI

Please provide a breakdown of percentages for each cell of the matrix for loans that fall within the appropriate category brokendown between loans with MI and loans without MI as well as the loan count for each breakdown in the matrices below. The sum of the percentages for the with MI and without MI percentages should equal 100%. The sum of the loans in the matrices below should equal the number of loans in the pool. If FICO is not available for loan, default to <450 bucket. If deal does not have MI, provide data for the entire pool in the "Loans without MI" matrix.

                                                 FICOS

                    <450    451-500  501-550  551-600   601-650   651-700   701-750   >750
                   ------   ------   ------    ------    ------    ------   ------   ------
            <20
           20-30
           30-40
           40-50
   LTVS    50-60
           60-70
           70-80
           80-90
          90-100
           >100

                         # OF                     % OF
                       MORTGAGE                 PRINCIPAL           % OWNER                                             COVERAGE
FIRST LIEN LOANS:        LOANS   PRIN. BALANCE   BALANCE    WAC    OCCUPANCY    %ARM      FICO       CLTV    %FULL DOC  DOWN TO:
-----------------        -----   -------------   -------    ---    ---------    ----      ----       ----    ---------  --------
LESS THAN 60.01%             85     14,155,554       2.42    7.25      88.74     42.18     612.00     50.60      88.35      0.00
60.01 TO 80.00%
With MI:
Without MI:                2337    462,806,145      78.98    7.27      98.22     82.09     641.00     94.97      79.32      0.00
80.01 TO 85.00%
With MI:
Without MI:                 129     22,892,923       3.91    7.77      92.55     60.72     610.00     85.10      98.26      0.00
85.01 TO 90.00%
With MI:
Without MI:                 195     37,955,856       6.48    8.00      82.93     77.47     626.00     90.01      95.43      0.00
90.01 TO 95.00%
With MI:
Without MI:                 118     24,402,818       4.16    7.60      97.94     69.57     636.00     94.77      99.78      0.00
95.01 TO 100.00%
With MI:
Without MI:                 236     23,779,051       4.06    8.95     100.00     42.87     624.00     99.96      98.35      0.00
                           ----    -----------     ------  ------   --------  --------  ---------  --------   --------
   TOTAL (FIRST LIEN)      3100    585,992,346     100.01  742.12   9,684.85  7,788.43  63,728.00  9,339.27   8,295.47
                           ====    ===========     ======  ======   ========  ========  =========  ========   ========

                             NUMBER                          % OF   % OF
                      WA IO    OF       LOAN     AVG. LOAN   TOTAL  TOTAL   WA    WA SS  % OWNER      %          %            % FULL
    PRODUCT TYPE       TERM   LOANS    BALANCE    BALANCE     IO    POOL   FICO   CLTV   OCCUPIED  PURCHASE  INVESTOR  WA DTI   DOC
    ------------       ----   -----    -------    -------     --    ----   ----   ----   --------  --------  --------  ------   ---
2/28 ARM 24 MONTH IO    na
2/28 ARM 36 MONTH IO    na
2/28 ARM 60 MONTH IO    60     573   143305872  250097.51   76.42% 24.46%  639  96.061    97.756    67.175      2.11  47.629  80.59
2/28 ARM 120 MONTH IO   na
3/27 ARM 24 MONTH IO    na
3/27 ARM 36 MONTH IO    na
3/27 ARM 60 MONTH IO    60     104  21892298.8  210502.87   11.67%  3.74%  635  94.551    96.529    53.213     3.471  47.502 96.031
5/25 ARM 60 MONTH IO    60      22  5792671.19  263303.24    3.09%  0.99%  658  84.686    89.677    51.131    10.323  47.474 92.861
     30 FIXED IO       120      81  16263455.6   200783.4    8.67%  2.78%  646  89.679    99.115    39.314     0.885  44.707    100
     15 FIXED IO                                             0.00%  0.00%
      OTHER IO          60       2      270250     135125    0.14%  0.05%  693  89.454       100         0         0  45.858 58.557
                       ---     ---  ----------  ---------  ------  -----   ---  ------    -----     ------     -----  ------ ------
       TOTALS:          65     782   187524548  239801.21  100.00% 32.00%  640   94.97    97.484    62.537     2.413  47.353 84.423
                       ===     ===  ==========  =========  ======  =====   ===  ======    =====     ======     =====  ====== ======

PLEASE FILL OUT CHART WITH THE APPROPRIATE CHARACTERISTICS FOR EACH REP LINE. PLEASE NOTE '% OF TOTAL IO' SHOULD ADD UP TO 100%. COLUMNS G, I, J, L, AND M REFER TO % WITHIN THE SPECIFIC PRODUCT TYPE SO THEY SHOULD NOT SUM TO 100%.

                                              INITIAL PERIODIC CAPS
                       -------------------------------------------------------------------
    PRODUCT TYPE       1.00%  1.50%  2.00%      2.50%    3.00%  3.50%  4.00%  4.50%  5.00%
    ------------       -----  -----  -----      -----    -----  -----  -----  -----  -----
2/28 ARM 24 MONTH IO
2/28 ARM 36 MONTH IO
2/28 ARM 60 MONTH IO                        143,305,872
2/28 ARM 120 MONTH IO
3/27 ARM 24 MONTH IO
3/27 ARM 36 MONTH IO
3/27 ARM 60 MONTH IO                         21,892,299
5/25 ARM 60 MONTH IO                          5,792,671
      OTHER IO                                  270,250
                                            171,261,092

PLEASE FILL OUT WITH TOTAL VALUE DOLLARS FOR LOANS IN THE POOL THAT FALL INTO TEACH CELL OF THE MATRIX.

                                                                                  % SECOND LIEN
         % OF TOTAL                                        %                     (SIMULTANEOUS OR
FICO        DEAL     AVG SS CLTV  MAX LTV  % FULL DOC  OWNER OCC   WAC   MARGIN       SILENT)
----        ----     -----------  -------  ----------  ---------   ---   ------       -------
520-539        0.13        63.16    63.16         100        100   6.99       0                 0
540-559        0.51        75.75       90         100        100  7.716    3.17                 0
560-579        1.84        82.71      100       95.89      90.25   7.93    6.03              2.83
580-599        8.92        92.27      100       97.73      97.61  7.652    5.85             61.06
600-619       32.45         95.5      100       98.64       99.2  6.816     5.5             72.14
620-639        14.4        95.89      100       95.13      98.76  7.114    5.44             61.34
640-659       14.92         95.6      100       84.51      93.88  6.921    5.72                73
660-679         8.2        96.76       95       63.53      96.03   7.18    5.87             80.88
680-699        7.36        93.16       95       61.83      94.67  6.919    5.18             69.88
700-719        4.28        95.51       95       53.93        100   6.89    4.71             81.44
720-739        3.07          100       80       37.33        100  6.719    5.79               100
740-759        1.61        94.69       80       47.65        100  6.793    5.58             74.85
760-779        1.75        97.68       90       39.28      96.87  6.886    5.55              87.2
780-800        0.25          100    80.00           0        100  7.875    6.88               100
800+           0.32        82.27       80         100        100  5.961       0             75.08